REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of Ford Life Insurance Company:

We have reviewed the condensed statements of income and cash flows for the three-month periods ended December 31, 1995 and 1994. These financial statements are the responsibility of the company's management.

We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying condensed financial statements for them to be in conformity with generally accepted accounting principles.

We have previously audited, in accordance with generally accepted auditing standards, the balance sheet at December 31, 1995 and 1994 and the related statements of income and of earnings retained for use in the business and cash flows for the years then ended (not presented herein); and in our reports dated January 26, 1996 and January 27, 1995, we expressed unqualified opinions on those financial statements. In our opinion, the information set forth in the accompanying condensed balance sheet at December 31, 1995 and 1994 is fairly stated in all material respects in relation to the financial statements from which it has been derived.


/s/ Coopers & Lybrand L.L.P.

Coopers & Lybrand L.L.P.


Detroit, Michigan
March 21, 1996

FORD LIFE INSURANCE COMPANY
CONDENSED STATEMENT OF INCOME
for the periods ended December 31, 1995 and 1994
(in thousands)


                                  THREE                     THREE
                                  MONTHS                    MONTHS
                                  ENDED                     ENDED
                                  DEC 31,                   DEC 31,
                                  1995                      1994
                                  ------                    -------
                                  (Unaudited)               (Unaudited)

Revenues
 Premiums earned                    $ 9,214                $ 10,122
 Interest income                     57,102                  51,795
 Net loss on sales of investments      (380)                (14,568)
 Other income                          -                          6
                                    -------                 -------

     Total revenues                  65,936                  47,355
                                    -------                 -------

Expenses
 Losses incurred                      4,440                   4,441
 Amortization of deferred
  acquisition costs                   5,522                     362
 Interest credited on annuities      44,733                  34,862
 Other expenses                       7,644                   5,825
                                    -------                 -------

     Total expenses                  62,339                  45,490
                                    -------                 -------

     Income before income taxes       3,597                   1,865

Provision (benefit) for
 income taxes                         1,393                    (228)
                                    -------                 -------

     Net income                     $ 2,204                 $ 2,093
                                    =======                 =======

The accompanying notes are an integral part of the financial statements.

FORD LIFE INSURANCE COMPANY
CONDENSED BALANCE SHEET
(in thousands)


                                                 DEC 31,                   DEC 31,
      ASSETS                                      1995                      1994
                                               -----------               -----------

Cash and cash equivalents                        $  171,537                $  212,195
Investment securities
  Available for sale, at market                   2,976,557                 2,376,237
  Held to maturity, at amortized cost                 2,095                     2,102
Investment income due and accrued                    46,875                    42,834
Reinsurance balances and other assets               145,511                   159,780
Deferred income taxes                                14,146                    68,723
Deferred acquisition costs                          106,560                   201,764
                                                 ----------                ----------

     Total assets                                $3,463,281                $3,063,635
                                                 ==========                ==========

  LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities
  Unearned premiums                              $  151,310                $  163,181
  Annuity contracts                               3,006,003                 2,726,576
  Unpaid losses                                      45,111                    50,170
  Accounts payable and other liabilities             28,208                    12,113
                                                 ----------                ----------

     Total liabilities                            3,230,632                 2,952,040
                                                 ----------                ----------
Stockholder's equity
  Capital stock, par value $12.50 a share,
   200,000 shares authorized, issued and
   outstanding                                        2,500                     2,500
  Paid-in surplus (contribution by
   stockholder)                                      21,859                    21,859
  Unrealized gain (loss) on investments,
   net of taxes                                      12,318                  (109,587)
  Foreign currency translation adjustments           (1,789)                   (2,540)
  Earnings retained for use in the business         197,761                   199,363
                                                 ----------                ----------

     Total stockholder's equity                     232,649                   111,595
                                                 ----------                ----------

     Total liabilities and stockholder's

       equity                                    $3,463,281                $3,063,635
                                                 ==========                ==========

The accompanying notes are an integral part of the financial statements.

FORD LIFE INSURANCE COMPANY
CONDENSED STATEMENT OF CASH FLOWS
for the periods ended December 31, 1995 and 1994
(in thousands)


                                                       THREE                  THREE
                                                      MONTHS                 MONTHS
                                                     ENDED DEC              ENDED DEC
                                                     31, 1995               31, 1994
                                                    -----------            ----------
                                                    (Unaudited)            (Unaudited)
Cash flows from operating activities
 Cash flows from operating activities
   before loss on sale of investments
   in securities                                      $ 30,056              $(13,173)
 Loss on sale of investments in securities                 380                14,568
                                                      --------              --------

   Net cash provided by operating
     activities                                         30,436                 1,395
                                                      --------              --------

Cash flows from investing activities
  Acquisition of investments, available
    for sale                                           (64,572)             (825,390)
  Proceeds from investments sales and
    maturities, available for sale                     129,945               625,040
                                                      --------              --------

    Net cash provided by (used in)
      investing activities                              65,373              (200,350)
                                                      --------              --------

Cash flows from financing activities
  Receipts from annuity contracts                       11,902               280,902
  Payment of annuity benefits                          (48,251)              (33,978)
  Capital contribution                                    -                   10,000
                                                      --------              --------

    Net cash (used in) provided by
      financing activities                             (36,349)              256,924
                                                      --------              --------

Net increase in cash and cash equivalents               59,460                57,969

Cash and cash equivalents, September 30                112,077               154,226
                                                      --------              --------

Cash and cash equivalents, December 31                $171,537              $212,195
                                                      ========              ========

The accompanying notes are an integral part of the financial statements.

FORD LIFE INSURANCE COMPANY
FOOTNOTES TO CONDENSED FINANCIAL STATEMENTS

1. Ford Life Insurance Company ("FLIC") is a wholly owned subsidiary of The American Road Insurance Company ("TARIC"). TARIC was a wholly owned indirect subsidiary of Ford Motor Company.

2. The financial data presented herein are unaudited, but in the opinion of management reflect all adjustments necessary for fair presentation of such information.

3. The condensed balance sheet at December 31, 1995 and 1994 was derived from audited financial statements, but does not include all disclosures required by generally accepted accounting principles.

4.   On February 29, 1996, TARIC sold FLIC to SunAmerica Inc. ("Sun") for cash
     of $172.5 million.    Prior to closing, all of FLIC's lines of business,
     except for annuities, were ceded (reinsured) with other subsidiaries of TARIC. As of December 31, 1995, FLIC's balance sheet and income statement reflect the following assets, liabilities, equity, revenues and expenses related to credit life and disability business which were ceded subsequent to year end:

                       DECEMBER 31,
                           1995
                      --------------
                      (000s omitted)

Total assets               $ 198,591
Total liabilities            212,727
Total revenues for
the three months
ended December 31,
1995                          10,012
Total expenses for
the three months
ended December 31,
1995                          11,282